Exhibit 99

[This exhibit consists of a copy of the description of the Consolidated Edison, Inc. Long Term Incentive Plan incorporated by reference in Item 5.02 of the report with which this exhibit is filed.]

Description of the Long Term Incentive Plan

The following is a summary of the material terms of the Long Term Incentive Plan. Capitalized terms used in this summary have the meaning set forth in the Long Term Incentive Plan. The complete text of the Long Term Incentive Plan is set forth in Appendix A to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix A.

Purpose. The Board of Directors believes that the Long Term Incentive Plan is an important tool to (i) advance the interests of the Company and its stockholders by providing long term incentives to those persons with significant responsibility for creating value for stockholders, (ii) strengthen the Company’s ability to attract, motivate and retain qualified persons of superior talent, ability and achievement to serve as directors, officers, and in other management positions critical to the long-term success of the Company, and (iii) further the ownership interests of key personnel in the shares of Company Common Stock, thereby aligning their long-term interests more closely with those of the Company’s stockholders.

Maximum Shares of Company Common Stock Available Under the Long Term Incentive Plan. The Long Term Incentive Plan covers a maximum of 5,000,000 shares of Company Common Stock. The 5,000,000 shares of Company Common Stock authorized under the Long Term Incentive Plan is 1.7% of the Company’s outstanding shares as of December 31, 2012. Code Section 162(m) requires, among other things, that the maximum number of shares awarded to specified executive officers under the Long Term Incentive Plan must be approved by stockholders in order for the awards to be eligible for treatment as “qualified performance-based compensation” and not be subject to the $1 million limitation on deductibility for compensation paid to such officers. In addition, Code Section 422 requires, among other things, that the maximum number of incentive stock options awarded to employees be approved by stockholders in order for the awards to be eligible for treatment as incentive stock options. Accordingly, the maximum number of shares of Company Common Stock that may be subject to awards, including without limitation, incentive stock options, granted to an individual officer or employee in any calendar year is 750,000 shares of Company Common Stock, plus any shares of Company Common Stock that were available for issuance in any prior calendar year but were not covered by awards. Shares of Company Common Stock delivered under the Long Term Incentive Plan may be (i) authorized but unissued shares, (ii) treasury shares, (iii) shares purchased on the open market or by private purchase, or (iv) any combination thereof.

The closing price of a share of the Company’s Common Stock on the New York Stock Exchange on March 15, 2013 was $59.17.

Any share of Company Common Stock covered by an award (or portion of an award) that is forfeited, cancelled, terminated or expired without being exercised in whole or in part, or that is settled without the delivery of shares of Company Common Stock, shall again be available for the grant of new awards. The number of shares of Company Common Stock that are tendered by a participant or withheld by the Company to pay the exercise price of an award or to satisfy a participant’s tax withholding obligations in connection with the exercise or settlement of an award will not be available for the grant of new awards.

Dilution and Other Adjustments. In the event of any change in the number of outstanding shares of Company Common Stock or share price by reason of any stock split, reverse stock split, spinoff, split-off, partial or complete liquidation, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other similar change or corporate transaction or event that affects shares of Company Common Stock, the Committees may equitably adjust the number of shares that may be delivered under the Long Term Incentive Plan, or the number or kind of shares which are subject to outstanding awards and the exercise price per share relating thereto.

Term of the Plan. If approved by stockholders at the 2013 annual meeting, awards may be granted under the Long Term Incentive Plan for up to a period of ten years, unless earlier terminated by the Board of Directors. The Long Term Incentive Plan will continue in effect until all matters relating to the payment of outstanding awards and administration of the plan have been settled.

Administration. Generally, the Management Development and Compensation Committee is the Plan Administrator of the Long Term Incentive Plan, and administers the awards and award documents for officers and other eligible employees and the Corporate Governance and Nominating Committee is the Plan Administrator of the Long Term Incentive Plan, and administers the awards and award documents for non-employee directors.

The Plan Administrator has full power and authority to (i) take all actions and make all determinations to interpret, construe or implement the terms and conditions of the plan, any award or any award document; (ii) make all rules, regulations and take such other actions and make such other determinations which the Plan Administrator deems to be necessary or advisable for the administration of the plan, any award or any award document; (iii) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards; and (iv) correct any defect, supply any omission or reconcile any inconsistency in the plan, any award or any award document. The Plan Administrator may not effect a repricing of any Stock Option or Stock Appreciation Right without the approval of the Company’s stockholders. In addition, no Stock Option or Stock Appreciation Right may be repurchased or otherwise cancelled in exchange for cash or other property if the exercise price of the Stock Option or the grant price of the Stock Appreciation Right is equal to or less than the fair market value of a share of Company Common Stock at the time of such repurchase or exchange without the approval of the Company’s stockholders. The full Board of Directors must approve any awards to non-employee directors. In no event will the Plan Administrator effect the payment of dividends or dividend equivalents on any unearned performance-based awards or other equity-based awards.

Any determinations, approvals or actions that are performed or taken by the Board of Directors, the Plan Administrator or a Committee (or their respective delegates or assigns) in connection with the Long Term Incentive Plan are final, conclusive and binding on all parties, including the Company, its stockholders, participants, their respective estates and beneficiaries.

Participation. Approximately 5,000 employees of the Company and its affiliates, including officers, and non-employee directors are potentially eligible for awards under the Long Term Incentive Plan. Officers and other eligible employee of the Company and its affiliates may be designated by the Management Development and Compensation Committee to participate in the Long Term Incentive Plan with respect to one or more awards under the plan. Any director of the Company or its affiliates, who is not also an officer or employee may also be designated by the Corporate Governance and Nominating Committee to receive an award under the Long Term Incentive Plan.

The benefits or amounts that will be received by or allocated to participants under the Long Term Incentive Plan are not determinable except for the annual grant of deferred stock units to each of the Company’s non-employee directors (see “Stock Unit Grants to Non-Employee Directors” below).

Awards. The types of awards that can be granted under the Long Term Incentive Plan are set forth below. Awards are subject to the terms and conditions of the plan and such other terms and conditions that may be established by the Plan Administrator.

Stock Unit Grants to Non-Employee Directors. A “Stock Unit” is an unsecured obligation of the Company that represents the economic equivalent of a Share. Each non-employee director participating in the Long Term Incentive Plan will be granted an annual award of Stock Units with a fair market value of $105,000 on the first business day after an annual meeting. If a non-employee director is first appointed as a member of the Board of Directors after the date of an annual meeting, he or she will be granted a pro rated award of Stock Units. The Board of Directors, upon recommendation of the Corporate Governance and Nominating Committee, may from time-to-time change the annual award of Stock Units, including, but not limited to, changing the methodology, form, timing, amount or such other terms and conditions as the Board of Directors may determine. The maximum number of shares of Company Common Stock that may be subject to awards granted in any calendar year to a non-employee director is 10,000 shares of Company Common Stock.

Stock Units granted to non-employee directors are automatically deferred and credited to a non-employee director’s Stock Unit account and are paid in a single one-time payment of shares of Company Common Stock within 60 days following a director’s separation from service, unless the non-employee director elected to receive some or all of his or her Stock Units on another date.

Dividend Equivalents are earned on Stock Units awards until no Stock Units remain in a non-employee director’s Stock Unit account and are automatically deferred and paid in a single one-time payment of shares of Company Common Stock within 60 days following the non-employee director’s separation from service, unless the non-employee director elected to receive some or all of his or her Dividend Equivalents on another date or in cash.

Non-employee directors are not eligible for any other awards under the Long Term Incentive Plan.

Stock Unit Grants to Officers and Eligible Employees. The Management Development and Compensation Committee may grant Stock Units to any officer or other eligible employee. Each Stock Unit represents the economic equivalent of one share of Company Common Stock payable in cash or shares.

Stock Options. The Management Development and Compensation Committee may grant “incentive stock options” within the meaning of Code Section 422, and “non-qualified stock options” to officers or other eligible employees. The exercise price per Share underlying a Stock Option will be determined by the Management Development and Compensation Committee, but, except in the limited circumstances described in the next sentence, may not be less than 100 percent of the fair market value of a share of Company Common Stock on the date the Stock Option is granted. In the event that the Company acquires another company, the exercise price per share of Company Common Stock underlying a Stock Option that is a substitute award will be determined in accordance with Code Section 409A and other applicable laws and may be less than the fair market value of a share of Company Common Stock on the date of grant. No Stock Option shall be exercisable after the expiration of ten years from its grant date. The Management Development and Compensation Committee may settle the exercise of a Stock Option granted under the Long Term Incentive Plan by delivering shares of Company Common Stock, cash, or by a combination of both. The holder of a Stock Option has the rights of a stockholder only with respect to shares of Company Common Stock which have been issued.

Restricted Stock. The Management Development and Compensation Committee may grant awards of shares of Company Common Stock to officers or other eligible employees bearing restrictions (“Restricted Stock”) prohibiting the sale, transfer, pledge or hypothecation of the Restricted Stock until the expiration of the applicable restriction period. At the time that a Restricted Stock award is granted, the Management Development and Compensation Committee will establish a restriction period applicable to such award which will be not less than one and not more than ten years.

Performance-Based Restricted Stock and Performance Units. The Management Development and Compensation Committee may determine whether any award granted to officers or other eligible employees should qualify as “qualified performance-based compensation” as defined in Code Section 162(m). Such performance-based awards (Performance-Based Restricted Stock or Performance Units) will be subject to performance target(s) with respect to one or more applicable “Business Criteria” consisting of Adjusted EBIT, Adjusted EPS, Adjusted Net Income, Adjusted Operating Income, Adjusted Operating Revenues, Adjusted Return on Assets, Adjusted Return on Equity, EBIT, EPS, Fair Market Value, Net Income, Operating Criteria, Operating Income, Operating Revenues, Return on Assets, Return on Equity, and Total Shareholder Return. “Operating Criteria” may consist of one or more of the following criteria: (i) collections; (ii) customer service; (iii) economic development; (iv) electric, gas, and/or steam system performance; (v) employee development; (vi) safety; (vii) environmental performance, financial, regulatory controls, and business development goals; (viii) gross margins; and (ix) retail sales.

The Management Development and Compensation Committee will establish (i) the performance target(s) relative to the applicable Business Criteria, (ii) the applicable performance period, and (iii) the applicable initial value or target number of shares of Company Common Stock of Performance-Based Restricted Stock or Performance Units that are subject to the award. Performance—Based Restricted Stock is payable in shares of Company Common Stock. Performance Units are payable in cash or shares of Company Common Stock or in a combination of cash and shares, as determined by the Management Development and Compensation Committee. In the event that Performance-Based Restricted Stock award is granted, the Management Development and Compensation Committee will establish a restriction period applicable to such award, which will be no less than one nor more than ten years.

The Management Development and Compensation Committee may determine the standard or formula pursuant to which a performance-based award will be calculated, whether all or any portion of the amount so calculated will be paid or reduced, and the specific amount (if any) to be paid, subject in all cases to the terms, conditions and limits of the Long Term Incentive Plan. The Management Development and Compensation Committee may not increase the maximum amount permitted to be paid to any individual under the Long Term Incentive Plan or pay awards if the applicable performance target(s) have not been met.

Stock Appreciation Rights. Stock Appreciation Rights are rights to the settlement in cash, shares of Company common stock, or a combination thereof, of the excess of the fair market value of shares of Company Common Stock on the date of exercise over their fair market value on the date of grant. The Management Development and Compensation Committee may grant awards of Stock Appreciation Rights to any officers or other eligible employees, in conjunction with a Stock Option or independent of a Stock Option. The Management Development and Compensation Committee may provide that payment of a Stock Appreciation Right will be in cash or shares of Company Common Stock or a combination thereof. To the extent that a Stock Appreciation Right granted in conjunction with a Stock Option is exercised, such Stock Option will be deemed to have been exercised, and will not be deemed to have lapsed. To the extent that a Stock Appreciation Right is granted independent of a Stock Option, each Stock Appreciation Right payment (in cash or shares of Company Common Stock or a combination thereof) will be equal to the excess of the fair market value of one share on the date of exercise over the fair market value of one share at the date of grant of the Stock Appreciation Right, times the number of shares of Company Common Stock subject to the Stock Appreciation Right (or portion thereof) which is exercised.

Dividend Equivalents. The Management Development and Compensation Committee may grant awards of Dividend Equivalents in conjunction with Stock Units or Performance Units. Each Dividend Equivalent will entitle the participant to receive an amount equal to the dividend actually paid with respect to a share of Common Stock on each dividend payment date from the date of the grant until the date the Dividend Equivalent lapses. Dividend Equivalents may be invested in additional shares of Company Common Stock or Stock Units as determined by the Management Development and Compensation Committee. No dividend equivalents may be granted in connection with, or related to, stock options or Stock Appreciation Rights.

Other Equity-Based Awards. The Management Development and Compensation Committee may also grant equity-based or equity-related awards not described above.

Change in Control. In the event that (i) a Change in Control occurs and (ii) a participant (other than a non-employee director participant) incurs a termination without “cause” or a resignation for “good reason” on or before the second anniversary of a Change in Control (“a CIC Separation from Service”), the participant will be entitled to the following:

(i) A participant will be entitled to an accelerated payout of any Stock Units or Restricted Stock, pro rated based on the number of months that have elapsed from the date of grant up to and including the date of the CIC Separation from Service.

(ii) Any Stock Options or Stock Appreciation Rights that are outstanding and not vested upon the occurrence of a CIC Separation from Service will vest on a prorated basis, based on the number of months that have elapsed from the date of grant up to and including the date of the CIC Separation from Service.

(iii) A participant will be entitled to an accelerated payout of any outstanding Performance-Based Restricted Stock or Performance Units, prorated based on the number of months of the performance period that have elapsed from the Date of Grant up to and including the date of the CIC Separation from Service, and assuming that the performance targets were achieved at target levels.

In the event that a Change in Control occurs, a non-employee director participant will be entitled to an accelerated payout of the balance of his or her Stock Unit account.

Recoupment. Any award granted to an officer of the Company is subject to the Company’s recoupment policy, as may be amended from time to time, or any Company recoupment policies or procedures that may be required under applicable laws.

Tax Withholding. The Company has the authority to withhold, or require a participant to remit to the Company prior to issuance or delivery of any shares of Company Common Stock or cash, an amount sufficient to satisfy the minimum statutory amount required by any applicable federal, state or local taxes, and other withholding requirements associated with any award.

Certain Restrictions. Unless otherwise determined by the Committees or as required by applicable law, no award will be transferable other than by will or by the laws of descent and distribution.

Amendment and Termination of the Long Term Incentive Plan. The Committees may at any time alter, amend, suspend or terminate the Long Term Incentive Plan, any award document or any award, in whole or in part except as provided by applicable law or stock exchange rule that require stockholder approval for certain amendments. No action may materially adversely affect a participant’s rights with respect to previously granted awards without his or her consent.